SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                FEBRUARY 21, 2003
                      (Date of Earliest Event Reported)

                         DREYER'S GRAND ICE CREAM, INC.
             (Exact name of registrant as specified in its charter)

   DELAWARE                        0-14190                    94-2967523
(State or other             (Commission File Number)        (IRS Employer
jurisdiction of                                           Identification Number)
Incorporation)


                 5929 COLLEGE AVENUE, OAKLAND, CALIFORNIA 94618
               (Address of principal executive offices, including Zip Code)
                                 (510) 652-8187
              (Registrant's telephone number, including area code)

                         ______________________________

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ITEM 5. OTHER EVENTS

     On February 25, 2003, Dreyer's Grand Ice Cream, Inc. ("Dreyer's") issued a press release with respect to a commitment by Dreyer's and Nestle Holdings, Inc. to the Federal Trade Commission ("FTC") not to close the proposed transactions between the parties without first giving 20 days written notice to the FTC of an intent to close, and that in no event will the parties give such notice to the FTC in a manner that would permit the transactions to close prior to March 31, 2003. This press release is attached as Exhibit 99.1.


ITEM 7. EXHIBITS

          (C) Exhibits.

               Exhibit 99.1  Press Release, dated February 25, 2003.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Dryer's Grand Ice Cream, Inc.

Date:  February 25, 2003              By: /s/ TIMOTHY F. KAHN
                                        -----------------------------------
                                       Name:  Timothy F. Kahn
                                       Title: Vice President Finance and
                                              Administration and Chief
                                              Financial Officer






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                                EXHIBIT INDEX
                                -------------


Exhibit Number                     Description
--------------                     -----------

Exhibit 99.1   Press Release, dated February 25, 2003.


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